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                                                                    Exhibit 23.6

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report and to all references to our Firm included in or made a part of the Registration Statement on Form S-1 of Amkor Technology, Inc. filed pursuant to Rule 462b relating to the Registration Statement (No. 333-37235) on Form S-1.

                                          /s/ SIANA CARR & O'CONNOR, LLP

                                          --------------------------------------
                                          SIANA CARR & O'CONNOR, LLP

Paoli, Pennsylvania
April 30, 1998